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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                 For Tender Of Any And All Of Its Outstanding
Series A, B and C 111/2% Senior Discount Notes Due August 15, 2008 (the "Old
                                    Notes")

                                      of

                           Telemundo Holdings, Inc.

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to tender Old Notes pursuant to the Exchange Offer described
in the Prospectus dated [   ], 2001 (as the same may be amended or supplemented
from time to time, the "Prospectus") of Telemundo Holdings, Inc. (the "Company"), if certificates for the Old Notes are not immediately available, or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to be delivered to The Bank of New York (the "Exchange
Agent") prior to 5:00 p.m., New York City time, on [   ], 2001 or such later
date and time to which the Exchange Offer may be extended (the "Expiration Date"), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                             The Bank of New York

        By Mail:                By Facsimile:           By Hand or Overnight Courier:
                         (Eligible Institutions Only)
  The Bank of New York                                      The Bank of New York
 101 Barclay Street, 7E             (212)              101 Barclay Street, 21st Floor
New York, New York 10286          Attention:           Corporate Trust Services Window
       Attention:           Confirm by Telephone:               Ground Floor
                                    (212)                 New York, New York 10286
                                                      Attention: Reorganization Section

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Name(s) of Registered Holder(s): ______________________________________________
                            (Please Print or Type)
Signature(s): _________________________________________________________________

Address(es): __________________________________________________________________

Area Code(s) and Telephone Number(s): _________________________________________

Account Number: _______________________________________________________________

Date: _________________________________________________________________________

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                   Principal Amount of Principal Amount of Principal Amount of
Certificate No(s).  Unregistered 1998    Registered 1998    Unregistered 2001
  (if available)     Notes Tendered*     Notes Tendered*     Notes Tendered*
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   *Must be in integral multiples of $1,000 principal amount at maturity.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

 X ____________________________________________________________________________

 X ____________________________________________________________________________
   Signature(s) or Owner(s) or Authorized Signatory                   Date

 Area Code and Telephone Number: ______________________________________________

    Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s): _____________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Capacity: ____________________________________________________________________

 Address(es): _________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________


               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

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                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of The Depository Trust Company ("DTC")) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm:
                   Authorized Signature
Address:           Name:
                   Please Print or Type
                   Title:
       Zip Code
Telephone No.:     Dated:

   Note: Do not send certificates for Old Notes with this form.

   The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                      4